Other Operating Income (Loss), net (Tables)	12 Months Ended
Dec. 31, 2022
Other Operating Income (Loss), net
Schedule of other operating income (loss), net

	For the year ended December 31,
	2020	2021	2022
	US$	US$	US$
Government subsidies	2,026,269	4,231,406	2,155,039
(Provision) reversal of contingent losses	(2,776,293)	254,833	66,994
Compensation payments	(1,587,473)	—	—
Gain on disposal of property and equipment	—	—	199,442
Others	62,990	(32,777)	20,084
Total	(2,274,507)	4,453,462	2,441,559